UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2020

NVR, Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-12378	54-1394360
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11700 Plaza America Drive, Suite 500

Reston, Virginia 20190

(Address of principal executive offices) (Zip Code)

(703) 956-4000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	NVR	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a)of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 9, 2020, NVR, Inc. (the “Company”) closed its sale of an additional $250 million aggregate principal amount of its 3.000% Senior Notes due 2030 (the “Additional Senior Notes”) pursuant to an Underwriting Agreement, dated September 3, 2020 (the “Underwriting Agreement”), between the Company and Credit Suisse Securities (USA) LLC, as underwriter (the “Underwriter”). The Additional Senior Notes were issued at 108.352% of the principal amount thereof, plus accrued and unpaid interest from, and including, May 4, 2020 to, and excluding, the closing date. The Additional Senior Notes have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-3 (File No. 333-237918) (the “Registration Statement”) previously filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company and customary conditions to closing, indemnification obligations of the Company and the Underwriter, including for liabilities under the Securities Act, other obligations of the parties and termination provisions.

The Company maintains ordinary banking and commercial relationships with the Underwriter and its affiliates, for which they receive customary fees.

The offering is more fully described in the prospectus supplement, dated September 3, 2020, to the accompanying prospectus filed with the Commission on April 30, 2020, as part of the Registration Statement. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated herein by reference.

The Company’s outstanding $600 million aggregate principal amount of 3.000% Senior Notes due 2030, issued on May 4, 2020 (the “Initial Notes” and, together with the Additional Senior Notes, the “Senior Notes”) were issued pursuant to the indenture dated as of April 14, 1998 (the “Base Indenture”), as supplemented by a Sixth Supplemental Indenture, dated as of May 4, 2020, and the Additional Senior Notes were issued pursuant to the Base Indenture, as supplemented by such Sixth Supplemental Indenture and a Seventh Supplemental Indenture, dated as of September 9, 2020 (collectively, the “Indenture”), in each case, between the Company and U.S. Bank Trust National Association, as successor trustee to The Bank of New York (the “Trustee”). The Additional Senior Notes constitute a further issuance of, and form a single series with the Initial Notes. The Additional Senior Notes have substantially identical terms as the Initial Notes, will be treated as a single series of securities with the Initial Notes under the Indenture and will have the same CUSIP number as, and be fungible with the Initial Notes.

The Senior Notes bear interest at the fixed rate of 3.000% per year and mature on May 15, 2030. Interest on the Senior Notes is payable semi-annually on May 15 and November 15 of each year, commencing on November 15, 2020. The Company may redeem the Senior Notes, in whole or in part, at any time prior to their maturity at the redemption price described in the Indenture, which includes a make-whole premium for redemptions prior to November 15, 2029. Additionally, at the option of the holders of the Senior Notes, the Company may be required to repurchase all or a portion of the Senior Notes of a holder upon the occurrence of a change of control repurchase event, as defined in the Indenture, at a price equal to 101% of their aggregate principal amount, plus accrued and unpaid interest, to the date of repurchase.

The Indenture provides, among other things, that the Senior Notes will be senior unsecured obligations of the Company and rank equal in right of payment to all of the Company’s existing and future unsecured debt and other obligations that are not, by their terms, expressly subordinated in right of payment to the Senior Notes.

The Indenture imposes certain limitations on the ability of the Company and its restricted subsidiaries, as defined in the Indenture, to create or incur secured debt and to enter into sale and leaseback transactions. The Indenture also imposes certain limitations on the ability of the Company to merge or consolidate with or into any other person (other than between a subsidiary of the Company and the Company) or sell, transfer, assign, lease, convey or otherwise dispose of all or substantially all of the property of the Company in any one transaction or series of related transactions.

The Indenture provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among others: nonpayment of principal or interest, breach of covenants or other agreements in the Indenture, defaults in or failure to pay certain other indebtedness, and certain events of bankruptcy or insolvency. Generally, if an event of default occurs, the Trustee or the holders of at least 25% in principal amount of the then outstanding Senior Notes may declare the principal of and accrued interest and premium (if any) on all of the Senior Notes to be due and payable immediately.

The foregoing description of the terms of the Senior Notes does not purport to be complete and is qualified in its entirety by reference to the Base Indenture, which is filed as Exhibit 4.3 to the Company’s Current Report on Form 8-K filed with the Commission on April 23, 1998, the Sixth Supplemental Indenture, which is filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Commission on May 4, 2020, and the Seventh Supplemental Indenture, which is filed as Exhibit 4.1 hereto and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an off-Balance Sheet Arrangement of the Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibits are filed herewith:

1.1	Underwriting Agreement dated September 3, 2020 between NVR, Inc. and Credit Suisse Securities (USA) LLC, as underwriter

4.1	Seventh Supplemental Indenture dated September 9, 2020 between NVR, Inc., and U.S. Bank Trust National Association

4.2	Form of Global Note (as set forth in Exhibit A to the Sixth Supplemental Indenture, incorporated by reference to Exhibit 4.1 to the Company’s Current Report dated May 4, 2020)

5.1	Opinion of Hogan Lovells US LLP

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1)

104	Inline XBRL for the cover page of this Current Report on Form 8-K (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2020	/s/ Daniel D. Malzahn
Daniel D. Malzahn
Senior Vice President, Chief Financial Officer and Treasurer